UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                 FORM  8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  May 9, 2005

                        ROFIN-SINAR TECHNOLOGIES INC.
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            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
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(State or other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
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      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
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          (Registrant's telephone number, including area code)

                               Not Applicable
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          (Former name, former address and former fiscal year,
                     if changed since last report)

            SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 9, 2005, Rofin-Sinar Technologies Inc. issued a press release announcing Gunther Braun as Chief Executive Officer and President.



            SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01  Financial Statements and Exhibits

Exhibit Number           Description
---------------          -------------
99.1                   Press release dated May 9, 2005






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   May 9, 2005       /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                              Chief Executive Officer, President,
                              Executive Vice President,
                              Finance and Administration, and
                              Chief Financial Officer

                         Exhibit Index

Exhibit Number           Description
---------------          -------------
99.1                   Press release dated May 9, 2005